Exhibit 99.1

Kemper Corporation One East Wacker Drive Chicago, IL 60601 kemper.com

Press Release

November 2, 2011

KEMPER CORPORATION REPORTS THIRD QUARTER 2011 RESULTS

CHICAGO-(Business Wire) - Kemper Corporation (NYSE: KMPR) reported today net income of $4.7 million ($0.08 per share) for the third quarter of 2011, compared to net income of $35.7 million ($0.58 per share) for the third quarter of 2010. Net income was $58.3 million ($0.96 per share) for the nine months ended September 30, 2011, compared to $121.7 million ($1.96 per share) for the nine months ended September 30, 2010.

Net operating income1 was $9.8 million ($0.16 per share) for the third quarter of 2011, compared to net operating income of $30.6 million ($0.49 per share) for the third quarter of 2010. Net operating income was $31.1 million ($0.51 per share) for the nine months ended September 30, 2011, compared to net operating income of $112.2 million ($1.81 per share) for the nine months ended September 30, 2010.

	Three Months Ended		Nine Months Ended
(Dollars in millions, except per share amounts)	Sep 30, 2011	Sep 30, 2010	Sep 30, 2011	Sep 30, 2010
Net Operating Income[1]	$9.8	$30.6	$31.1	$112.2
Income from Continuing Operations	3.8	32.3	44.8	113.4
Net Income	4.7	35.7	58.3	121.7

Impact of Catastrophe Losses and Loss Adjustment Expense (LAE) on Net Income	$(27.8)	$(9.0)	$(101.9)	$(37.5)

Basic Net Income Per Share From:
Net Operating Income[1]	$0.16	$0.49	$0.51	$1.81
Continuing Operations	0.06	0.52	0.74	1.83
Net Income	0.08	0.58	0.96	1.96

Impact of Catastrophe Losses and LAE on Net Income Per Share	$(0.46)	$(0.15)	$(1.68)	$(0.60)

“The diversity of our business model allowed the company to deliver $9.8 million of net operating income in the quarter, despite the significant impact from Hurricane Irene,” commented Don Southwell, Kemper's Chairman, President and Chief Executive Officer. “Our thoughts are with those individuals who were affected by the storm, and I am proud of our First Response Teams' service to our customers when they needed us most.”
“With the sale of Fireside Bank's active loan portfolio and return of $250 million of excess capital to the holding company, we've reached a significant milestone in our wind-down plan of Fireside Bank,” added Southwell. “The improved liquidity at the holding company provides added flexibility as we finalize our strategic plans for 2012.”
“Amidst an ongoing soft market in our property and casualty lines we remain focused on preserving margins, optimizing our business mix and achieving our targeted rate increases,” said Southwell.

1 Net operating income is an after-tax, Non-GAAP financial measure and is not computed in accordance with accounting principles generally accepted in the United States. See "Use of Non-GAAP Measures" for additional information.

“I'm especially pleased with the launch of our new corporate name as we celebrated with ringing the opening bell at the New York Stock Exchange in late August,” remarked Southwell. “Our agents and customers continue to give us positive feedback as we expand the promotion and roll out of the Kemper brand.”

Highlights

•
As part of Kemper's capital and risk optimization plan, the company sold 1.5 million shares of Intermec, Inc. on the open market. Kemper contributed the remaining 7.3 million shares, valued at $52 million, and cash of $32 million to its pension plan in a tax-efficient transaction resulting in the plan being fully funded on an ERISA basis.

•
As part of its accelerated wind-down plan, Fireside Bank successfully sold its active loan portfolio at a gain of $2.9 million after-tax. In addition to the $250 million of excess capital returned to the holding company in October 2011, Kemper anticipates receiving at least an additional $15 million of capital from Fireside Bank in the first half of 2012.

•
Kemper Preferred further transitioned its business mix from monoline policies to auto and home package policies in its target market segments. Package policies in force were up three percentage points versus prior year.

•	Unitrin Direct launched its iMingle® application for Android™ phones and its new mobile website, to enhance the customer experience and increase ease of use.

•	Life and Health enhanced its product suite with the launch of two new products in the quarter designed to better meet the evolving needs of its customers.
Segment Results
Unless otherwise noted, (i) the segment results discussed below are presented on an after-tax basis, (ii) prior-year reserve development includes both catastrophe and non-catastrophe losses and (iii) catastrophe losses exclude the impact of prior-year reserve development.
In the third quarter of 2011, the company's subsidiary, Fireside Bank, sold its active loan portfolio and its operating results have been classified as discontinued operations. Amounts reported for Fireside Bank for prior periods have been reclassified to conform with the current presentation.

	Three Months Ended		Nine Months Ended
(Dollars in Millions)	Sep 30, 2011	Sep 30, 2010	Sep 30, 2011	Sep 30, 2010
Segment Net Operating Income (Loss):
Kemper Preferred	$(8.0)	$13.5	$(29.7)	$41.6
Unitrin Specialty	5.3	6.2	14.4	18.0
Unitrin Direct	(1.6)	0.3	(10.1)	0.8
Life and Health Insurance	22.4	12.4	76.0	60.3
Total Segment Net Operating Income	18.1	32.4	50.6	120.7
Unallocated Net Operating Loss	(8.3)	(1.8)	(19.5)	(8.5)
Net Operating Income	9.8	30.6	31.1	112.2
Unallocated Net Income (Loss) From:
Net Realized Gains (Losses) on Sales of Investments	(2.7)	4.7	18.0	9.5
Net Impairment Losses Recognized in Earnings	(3.3)	(3.0)	(4.3)	(8.3)
Income from Continuing Operations	$3.8	$32.3	$44.8	$113.4
Unallocated net operating loss in the preceding table consists of interest and other expenses, dividend income and equity in net loss of investee.

Kemper Preferred reported a net operating loss of $8.0 million for the third quarter of 2011, compared to net operating income of $13.5 million in 2010. The current period included $26.6 million of catastrophe losses and $6.1 million of favorable reserve development, compared to $7.6 million and $3.0 million, respectively, in 2010. In addition, net investment income decreased by $2.5 million in the third quarter of 2011. The underlying combined ratio was 96.6 percent, or 1.9 percentage points higher than last year; caused by $3.0 million of higher non-catastrophe weather losses. Overall, excluding catastrophe losses and reserve development, Kemper Preferred's net operating income was $12.5 million for the third quarter of 2011.
Unitrin Specialty reported net operating income of $5.3 million for the third quarter of 2011, compared to $6.2 million in 2010. The current quarter included $1.7 million lower net investment income, partially offset by $1.1 million higher favorable reserve development, compared to the prior year. The underlying combined ratio was essentially flat at 99.4 percent, and included 1.5 percentage points primarily related to upgrading the policy and billing systems. These capital investments were largely offset by 1.3 percentage points of improvement in the underlying loss ratio in the commercial automobile product line.
Unitrin Direct reported a net operating loss of $1.6 million for the third quarter of 2011 and a combined ratio of 112.3 percent. Unitrin Direct continued to reduce exposures and realign its product offerings, resulting in a decrease in earned premiums of $14.2 million in the third quarter of 2011, compared to 2010. Overall operating results in Michigan, New York and Florida remain below the company's target return levels. The company continues to address these results through rate actions, adjustments to underwriting guidelines and a reduction of marketing spend.
Life and Health Insurance reported net operating income of $22.4 million for the third quarter of 2011, compared to $12.4 million for the same period in 2010, which included a $14.8 million write-off of goodwill. The current period results were impacted by $7.1 million of lower net investment income largely related to fluctuations of equity method funds' underlying investment valuations. The increase in insurance expenses included $2.7 million from higher commissions, related to growth initiatives to fill open agencies and improve agent retention. This was more than offset by favorable mortality and morbidity, as well as lower catastrophe losses.
Total pre-tax revenues were $592.8 million for the third quarter of 2011, compared to $650.6 million in 2010. Included in this result was a decrease of $20.8 million pre-tax in net investment income, largely driven by fluctuations of equity method funds' underlying investment valuations, a decrease of $14.2 million pre-tax in earned premiums at Unitrin Direct and an $11.8 million pre-tax unfavorable change related to investment losses.

Condensed consolidated statements of operations for the three and nine months ended September 30, 2011 and 2010 are presented below:

	Three Months Ended		Nine Months Ended
(Dollars in millions, except per share amounts)	Sep 30, 2011	Sep 30, 2010	Sep 30, 2011	Sep 30, 2010
Revenues:
Earned Premiums	$543.0	$568.2	$1,637.1	$1,727.8
Net Investment Income	58.6	79.4	222.7	241.0
Other Income	0.4	0.4	0.8	1.0
Net Realized Gains (Losses) on Sales of Investments	(4.2)	7.2	27.8	14.6
Other-than-temporary Impairment Losses:
Total Other-than-temporary Impairment Losses	(5.0)	(3.6)	(6.7)	(13.9)
Portion of Losses Recognized in Other Comprehensive (Income) Loss	—	(1.0)	—	1.2
Net Impairment Losses Recognized in Earnings	(5.0)	(4.6)	(6.7)	(12.7)
Total Revenues	592.8	650.6	1,881.7	1,971.7
Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	399.6	403.9	1,269.0	1,240.1
Insurance Expenses	172.6	168.9	500.8	506.8
Write-off of Goodwill	—	14.8	—	14.8
Interest and Other Expenses	21.4	16.1	62.0	49.9
Total Expenses	593.6	603.7	1,831.8	1,811.6
Income (Loss) from Continuing Operations before Income Taxes and Equity in Net Loss of Investee	(0.8)	46.9	49.9	160.1
Income Tax Benefit (Expense)	4.6	(14.3)	(5.1)	(46.6)
Income from Continuing Operations before Equity in Net Loss of Investee	3.8	32.6	44.8	113.5
Equity in Net Loss of Investee	—	(0.3)	—	(0.1)
Income from Continuing Operations	3.8	32.3	44.8	113.4
Discontinued Operations:
Income from Discontinued Operations before Income Taxes	0.6	5.6	19.3	13.7
Income Tax Benefit (Expense)	0.3	(2.2)	(5.8)	(5.4)
Income from Discontinued Operations	0.9	3.4	13.5	8.3
Net Income	$4.7	$35.7	$58.3	$121.7

Income from Continuing Operations Per Unrestricted Share:
Basic	$0.06	$0.52	$0.74	$1.83
Diluted	$0.06	$0.52	$0.74	$1.82

Net Income Per Unrestricted Share:
Basic	$0.08	$0.58	$0.96	$1.96
Diluted	$0.08	$0.58	$0.96	$1.95

Dividends Paid to Shareholders Per Share	$0.24	$0.22	$0.72	$0.66

Business segment revenues for the three and nine months ended September 30, 2011 and 2010 are presented below:

	Three Months Ended		Nine Months Ended
(Dollars in Millions)	Sep 30, 2011	Sep 30, 2010	Sep 30, 2011	Sep 30, 2010
Revenues:
Kemper Preferred:
Earned Premiums	$216.5	$221.8	$642.8	$667.1
Net Investment Income	8.4	12.3	38.1	38.6
Other Income	0.1	0.1	0.2	0.3
Total Kemper Preferred	225.0	234.2	681.1	706.0
Unitrin Specialty:
Earned Premiums	111.0	117.0	336.7	359.9
Net Investment Income	3.3	5.7	16.4	18.5
Other Income	0.2	0.2	0.4	0.5
Total Unitrin Specialty	114.5	122.9	353.5	378.9
Unitrin Direct:
Earned Premiums	54.4	68.6	171.8	217.6
Net Investment Income	2.9	4.8	13.9	16.0
Other Income	0.1	—	0.1	0.1
Total Unitrin Direct	57.4	73.4	185.8	233.7
Life and Health Insurance:
Earned Premiums	161.1	160.8	485.8	483.2
Net Investment Income	42.9	53.8	148.3	158.4
Other Income	—	0.1	0.1	0.1
Total Life and Health Insurance	204.0	214.7	634.2	641.7
Total Segment Revenues	600.9	645.2	1,854.6	1,960.3
Net Realized Gains (Losses) on Sales of Investments	(4.2)	7.2	27.8	14.6
Net Impairment Losses Recognized in Earnings	(5.0)	(4.6)	(6.7)	(12.7)
Other	1.1	2.8	6.0	9.5
Total Revenues	$592.8	$650.6	$1,881.7	$1,971.7

KEMPER CORPORATION AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (Dollars in millions)

	Sep 30, 2011	Dec 31, 2010
	(Unaudited)
Assets:
Investments:
Fixed Maturities at Fair Value	$4,782.4	$4,475.3
Equity Securities at Fair Value	360.8	550.4
Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings	305.0	328.0
Short-term Investments at Cost which Approximates Fair Value	120.9	402.9
Other Investments	495.2	494.2
Total Investments	6,064.3	6,250.8
Cash	471.0	117.2
Automobile Loan Receivables at Cost and Net of Reserve for Loan Losses	—	337.6
Other Receivables	604.4	606.7
Deferred Policy Acquisition Costs	539.5	525.2
Goodwill	311.8	311.8
Current and Deferred Income Tax Assets	38.7	39.6
Other Assets	170.9	169.6
Total Assets	$8,200.6	$8,358.5
Liabilities and Shareholders’ Equity:
Insurance Reserves:
Life and Health	$3,094.5	$3,063.7
Property and Casualty	1,063.6	1,118.7
Total Insurance Reserves	4,158.1	4,182.4
Certificates of Deposits at Cost	—	321.4
Unearned Premiums	687.1	678.6
Liabilities for Income Taxes	69.2	15.1
Notes Payable at Amortized Cost	675.4	609.8
Accrued Expenses and Other Liabilities	390.7	437.8
Total Liabilities	5,980.5	6,245.1
Shareholders’ Equity:
Common Stock	6.1	6.1
Paid-in Capital	745.4	751.1
Retained Earnings	1,200.5	1,198.8
Accumulated Other Comprehensive Income	268.1	157.4
Total Shareholders’ Equity	2,220.1	2,113.4
Total Liabilities and Shareholders’ Equity	$8,200.6	$8,358.5

Selected financial information for the Kemper Preferred segment follows:

	Three Months Ended		Nine Months Ended
(Dollars in Millions)	Sep 30, 2011	Sep 30, 2010	Sep 30, 2011	Sep 30, 2010

Results of Operations

Net Premiums Written	$233.3	$230.1	$657.6	$663.8
Earned Premiums:
Automobile	$128.5	$135.6	$383.0	$409.9
Homeowners	74.3	72.9	219.6	217.2
Other Personal	13.7	13.3	40.2	40.0
Total Earned Premiums	216.5	221.8	642.8	667.1
Net Investment Income	8.4	12.3	38.1	38.6
Other Income	0.1	0.1	0.2	0.3
Total Revenues	225.0	234.2	681.1	706.0
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	148.9	148.8	435.8	438.3
Catastrophe Losses and LAE	40.9	11.7	137.8	50.3
Prior Years:
Non-catastrophe Losses and LAE	(7.9)	(4.2)	(11.6)	(14.9)
Catastrophe Losses and LAE	(1.5)	(0.4)	(3.8)	(4.3)
Total Incurred Losses and LAE	180.4	155.9	558.2	469.4
Insurance Expenses	60.3	61.2	178.6	182.6
Operating Profit (Loss)	(15.7)	17.1	(55.7)	54.0
Income Tax Benefit (Expense)	7.7	(3.6)	26.0	(12.4)
Net Operating Income (Loss)	$(8.0)	$13.5	$(29.7)	$41.6

Ratios Based On Earned Premiums

Current Year Non-catastrophe Losses and LAE Ratio	68.7%	67.1%	67.8%	65.7%
Current Year Catastrophe Losses and LAE Ratio	18.9	5.3	21.4	7.5
Prior Years Non-catastrophe Losses and LAE Ratio	(3.6)	(1.9)	(1.8)	(2.2)
Prior Years Catastrophe Losses and LAE Ratio	(0.7)	(0.2)	(0.6)	(0.6)
Total Incurred Loss and LAE Ratio	83.3	70.3	86.8	70.4
Incurred Expense Ratio	27.9	27.6	27.8	27.4
Combined Ratio	111.2%	97.9%	114.6%	97.8%

Underlying Combined Ratio

Current Year Non-catastrophe Losses and LAE Ratio	68.7%	67.1%	67.8%	65.7%
Incurred Expense Ratio	27.9	27.6	27.8	27.4
Underlying Combined Ratio	96.6%	94.7%	95.6%	93.1%

Non-GAAP Measure Reconciliation

Underlying Combined Ratio	96.6%	94.7%	95.6%	93.1%
Current Year Catastrophe Losses and LAE Ratio	18.9	5.3	21.4	7.5
Prior Years Non-catastrophe Losses and LAE Ratio	(3.6)	(1.9)	(1.8)	(2.2)
Prior Years Catastrophe Losses and LAE Ratio	(0.7)	(0.2)	(0.6)	(0.6)
Combined Ratio as Reported	111.2%	97.9%	114.6%	97.8%

Selected financial information for the Unitrin Specialty segment follows:

	Three Months Ended		Nine Months Ended
(Dollars in Millions)	Sep 30, 2011	Sep 30, 2010	Sep 30, 2011	Sep 30, 2010

Results of Operations

Net Premiums Written	$109.3	$114.0	$338.2	$351.1
Earned Premiums:
Personal Automobile	$100.9	$106.3	$306.9	$326.6
Commercial Automobile	10.1	10.7	29.8	33.3
Total Earned Premiums	111.0	117.0	336.7	359.9
Net Investment Income	3.3	5.7	16.4	18.5
Other Income	0.2	0.2	0.4	0.5
Total Revenues	114.5	122.9	353.5	378.9
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	86.8	92.9	270.9	282.3
Catastrophe Losses and LAE	0.7	0.4	3.7	2.7
Prior Years:
Non-catastrophe Losses and LAE	(3.2)	(1.5)	(7.0)	1.5
Catastrophe Losses and LAE	—	—	0.1	0.1
Total Incurred Losses and LAE	84.3	91.8	267.7	286.6
Insurance Expenses	23.5	23.1	68.0	69.3
Operating Profit	6.7	8.0	17.8	23.0
Income Tax Expense	(1.4)	(1.8)	(3.4)	(5.0)
Net Operating Income	$5.3	$6.2	$14.4	$18.0

Ratios Based On Earned Premiums

Current Year Non-catastrophe Losses and LAE Ratio	78.2%	79.5%	80.5%	78.4%
Current Year Catastrophe Losses and LAE Ratio	0.6	0.3	1.1	0.8
Prior Years Non-catastrophe Losses and LAE Ratio	(2.9)	(1.3)	(2.1)	0.4
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—
Total Incurred Loss and LAE Ratio	75.9	78.5	79.5	79.6
Incurred Expense Ratio	21.2	19.7	20.2	19.3
Combined Ratio	97.1%	98.2%	99.7%	98.9%

Underlying Combined Ratio

Current Year Non-catastrophe Losses and LAE Ratio	78.2%	79.5%	80.5%	78.4%
Incurred Expense Ratio	21.2	19.7	20.2	19.3
Underlying Combined Ratio	99.4%	99.2%	100.7%	97.7%

Non-GAAP Measure Reconciliation

Underlying Combined Ratio	99.4%	99.2%	100.7%	97.7%
Current Year Catastrophe Losses and LAE Ratio	0.6	0.3	1.1	0.8
Prior Years Non-catastrophe Losses and LAE Ratio	(2.9)	(1.3)	(2.1)	0.4
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—
Combined Ratio as Reported	97.1%	98.2%	99.7%	98.9%

Selected financial information for the Unitrin Direct segment follows:

	Three Months Ended		Nine Months Ended
(Dollars in Millions)	Sep 30, 2011	Sep 30, 2010	Sep 30, 2011	Sep 30, 2010

Results of Operations

Net Premiums Written	$52.0	$67.3	$163.5	$207.9
Earned Premiums:
Automobile	$52.0	$66.4	$164.8	$210.9
Homeowners	2.3	2.2	6.8	6.5
Other Personal	0.1	—	0.2	0.2
Total Earned Premiums	54.4	68.6	171.8	217.6
Net Investment Income	2.9	4.8	13.9	16.0
Other Income	0.1	—	0.1	0.1
Total Revenues	57.4	73.4	185.8	233.7
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	44.9	54.5	145.7	174.6
Catastrophe Losses and LAE	2.2	0.5	6.2	1.2
Prior Years:
Non-catastrophe Losses and LAE	(5.3)	(0.5)	(6.3)	(7.8)
Catastrophe Losses and LAE	—	—	0.4	0.2
Total Incurred Losses and LAE	41.8	54.5	146.0	168.2
Insurance Expenses	19.3	20.4	59.1	67.2
Operating Loss	(3.7)	(1.5)	(19.3)	(1.7)
Income Tax Benefit	2.1	1.8	9.2	2.5
Net Operating Income (Loss)	$(1.6)	$0.3	$(10.1)	$0.8

Ratios Based On Earned Premiums

Current Year Non-catastrophe Losses and LAE Ratio	82.5%	79.4%	84.9%	80.2%
Current Year Catastrophe Losses and LAE Ratio	4.0	0.7	3.6	0.6
Prior Years Non-catastrophe Losses and LAE Ratio	(9.7)	(0.7)	(3.7)	(3.6)
Prior Years Catastrophe Losses and LAE Ratio	—	—	0.2	0.1
Total Incurred Loss and LAE Ratio	76.8	79.4	85.0	77.3
Incurred Expense Ratio	35.5	29.7	34.4	30.9
Combined Ratio	112.3%	109.1%	119.4%	108.2%

Underlying Combined Ratio

Current Year Non-catastrophe Losses and LAE Ratio	82.5%	79.4%	84.9%	80.2%
Incurred Expense Ratio	35.5	29.7	34.4	30.9
Underlying Combined Ratio	118.0%	109.1%	119.3%	111.1%

Non-GAAP Measure Reconciliation

Underlying Combined Ratio	118.0%	109.1%	119.3%	111.1%
Current Year Catastrophe Losses and LAE Ratio	4.0	0.7	3.6	0.6
Prior Years Non-catastrophe Losses and LAE Ratio	(9.7)	(0.7)	(3.7)	(3.6)
Prior Years Catastrophe Losses and LAE Ratio	—	—	0.2	0.1
Combined Ratio as Reported	112.3%	109.1%	119.4%	108.2%

Selected financial information for the Life and Health Insurance segment follows:

	Three Months Ended		Nine Months Ended
(Dollars in Millions)	Sep 30, 2011	Sep 30, 2010	Sep 30, 2011	Sep 30, 2010

Results of Operations

Earned Premiums:
Life	$98.0	$98.8	$297.1	$298.3
Accident and Health	41.9	40.5	124.6	120.5
Property	21.2	21.5	64.1	64.4
Total Earned Premiums	161.1	160.8	485.8	483.2
Net Investment Income	42.9	53.8	148.3	158.4
Other Income	—	0.1	0.1	0.1
Total Revenues	204.0	214.7	634.2	641.7
Policyholders’ Benefits and Incurred Losses and LAE	93.0	101.6	297.1	315.8
Insurance Expenses	76.7	71.4	219.3	210.2
Write-off of Goodwill	—	14.8	—	14.8
Operating Profit	34.3	26.9	117.8	100.9
Income Tax Expense	(11.9)	(14.5)	(41.8)	(40.6)
Net Operating Income	$22.4	$12.4	$76.0	$60.3

Use of Non-GAAP Measures

Net Operating Income
Net operating income is an after-tax, non-GAAP measure and is computed by excluding from income from continuing operations the after-tax impact of 1) net realized gains (losses) on sales of investments, 2) net impairment losses recognized in earnings related to investments and 3) other significant non-recurring or infrequent items that may not be indicative of ongoing operations. Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is income from continuing operations.

The company believes that net operating income provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Net realized gains (losses) on sales of investments and net impairment losses recognized in earnings related to investments included in the company's results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the company's investments, the timing of which is unrelated to the insurance underwriting process. Significant non-recurring items are excluded because, by their nature, they are not indicative of the company's business or economic trends.

Underlying Combined Ratio
Underlying combined ratio is a non-GAAP measure, which is computed by adding the current year non-catastrophe losses and LAE ratio with the incurred expense ratio. The most directly comparable GAAP financial measure is the combined ratio, which uses total incurred losses and LAE, including the impact of catastrophe losses, and loss and LAE reserve development. The company believes the underlying combined ratio is useful to investors and is used by management to reveal the trends in the company's property and casualty insurance businesses that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses may cause loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on incurred losses and LAE and the Combined Ratio. Prior-year reserve development is caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of the company's insurance products in the current period. The company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing its underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.

About Kemper
Kemper is a diversified insurance holding company with subsidiaries that principally provide life, health, auto, homeowners and other insurance products to the individual and small business markets. Kemper serves its customers through a network of independent agents, brokers and career agents as well as directly to consumers via direct mail, web, employer-sponsored employee benefit programs and other affinity relationships.
Additional information about Kemper, including its Annual Report, filings on Forms 10-K, 10-Q and 8-K and its investor supplement, is available by visiting kemper.com.

Caution Regarding Forward-Looking Statements
This press release may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events, and can be identified by the fact that they relate to future actions, performance or results rather than strictly to historical or current facts.

Any or all forward-looking statements may turn out to be wrong, and, accordingly, readers are cautioned not to place undue reliance on such statements, which speak only as of the date of this press release. Forward-looking statements involve a number of risks and uncertainties that are difficult to predict, and are not guarantees of future performance. Among the general factors that could cause actual results to differ materially from estimated results are those listed in periodic reports filed by Kemper with the Securities and Exchange Commission (the "SEC"). No assurances can be given that the results contemplated in any forward-looking statements will be achieved or will be achieved in any particular timetable. Kemper assumes no obligation to publicly correct or update any forward-looking statements as a result of events or developments subsequent to the date of this press release. The reader is advised, however, to consult any further disclosures Kemper makes on related subjects in its filings with the SEC.

Source: Kemper Corporation

Contact
Investors: Diana Hickert-Hill	312.661.4930 or investor.relations@kemper.com

KEYWORD: ILLINOIS
INDUSTRY KEYWORD: INSURANCE EARNINGS